EXHIBIT 99.1

 August 2019  Investor Presentation  Driving Value to Dermatology Partners  Matching Patients with Clinics

 This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors.   All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding revenue growth, product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation, insurance or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing; any are risks and uncertainties related to successfully integrating the products and employees of the Company, as well as the ability to ensure continued regulatory compliance, performance and/or market growth.  In addition there are risks to statements relating to historical contingent and potential liabilities related to sales and use taxes as well as potential derivative liabilities, the timing and outcome of the completion of our financial statements for the year ended December 31, 2018, the timing of the filing of form 10-K and the completion of the review of the quarter ended March 31, 2019, and regaining compliance with NASDAQ compliance requirements. These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements.  The Company cautions readers not to rely on these forward-looking statements.  All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement.  The Company anticipates that subsequent events and developments will cause its views to change.  The information contained in this presentation speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.   Safe Harbor Statement  2

 STRATA Investment Highlights     3  A Win-Win-Win CompanyFor patients – safest, most effective, no side effectsFor clinics – stable increased revenue baseFor Payers – the least expensive treatment availableExcimer Laser Technology for Dermatology IndicationsPsoriasis, Vitiligo, Atopic Dermatitis and LeukodermaLarge Market Opportunity 35 Million lives – $6 Billion annual revenueTreatment modality use growing > 25% per yearReimbursement - 3 unique CPT codes 25% target clinic penetrationUnique and Proven Business ModelBest in class XTRAC® and VTRAC ® Excimer Laser technologiesDomestic recurring revenue driven by DTCOUS recurring revenue OUS - Announced July 2019Providing “business in a box” for dermatology practicesGrowing Install base – low hanging fruit  DTC – Direct To Consumer awareness and advertising

 Excimer laser use grew at ~30% annual rate in the US over last 15 years  4  Historical phototherapy utilization. Trend in phototherapy utilization among Medicare beneficiaries by billing code across all providers, 2000 to 2015. HCPCS, Healthcare Common Procedure Coding System; PUVA, psoralen plus ultraviolet A; UVB, ultraviolet B.  30%

 Continuous technology investment and business growth  510 (K) FDA Approval            AL-7000                      Ultra  Velocity 400  Velocity 700  Velocity 7 Series   S3  2000  2005  2008  2010  2014  2018  CPT code Approval    DTC platform creation    510 (K) FDA Approval (MMD)*    Full Insurance Reimbursement    2012  *MMD tip is a diagnostic accessory for XTRAC used in optimal therapeutic dose (OTD) protocol that helps patients achieve Optimal Clinical Outcomes leading to increased Patient Retention   5

 XTRAC® is to excimer what Xerox is to photocopy          Over 150 peer-reviewed published clinical-studiesMultiple academic institutes in U.S. use XTRAC  Over 2,200 device installed base worldwideOver 1,000 dermatology practices in the U.S. have XTRAC, providing device access to over 3,000 dermatology providers  Over 5 Million treatments performedMore than 500,000 patients treated  Best in class excimer technologyLatest product launched in Q4 2018 with advanced featuresOnly excimer laser with Vitiligo and OTD protocol  1  4  2  3  6  XTRAC is a registered trademark of STRATA Skin Sciences, Inc.

 Partner academic institutes    7

 How XTRAC Works - Psoriasis  After 4 tx  After 2 tx  Baseline  Beam of UVB light applied to the affected area  UVB light induces apoptosis of the keratinocytes and T cells in the dermis  Promotes immunosuppression   Induces alterations in cytokine profile  150+ peer reviewed published clinical studies  8  PASI - A 75% reduction in the Psoriasis Area and Severity Index (PASI) score (PASI 75) is the current benchmark of primary endpoints for most clinical trials of psoriasis.  Clinical Protocol – 6.2 treatments to PASI75

 How XTRAC Works - Vitiligo  9  Long-term skin condition characterized by patches of skin losing its pigment Disease is believed to be due to genetic susceptibility where the autoimmune disease is then triggeredPotentially the immune system is attacking and destroying melanocytes of the skinLife-altering disease that leads to low self esteem UVB light reduces the immune system’s attack on the melanocytes and enhances the migration and proliferation of melanocytes resulting in re-pigmentation  EXCLUSIVE LICENSE FOR TREATMENT USING EXCIMER LASER

     Domestic XTRAC Revenue Funnel                                                    REOCCURRENCE  DTC ADVERTISING                    ASSIGNING A DOCTOR  PARTNER PATIENTAPPOINTMENT  TREATMENT  WIN WIN WIN DOCTOR PATIENT STRATA (AND PAYER)  INTEREST CREATION  IN-HOUSE CALL CENTER  INSURANCE ADVOCACY  VERIFY APPOINTMENTPrescription of treatment  VERIFY XTRACTREATMENT  10  Patient leads turn into appointmentsAppointments drive XTRAC partner revenueOther revenue for the partner clinicRevenue for STRATA  Revenue = # of lasers x # of treatments/pt x # patients x cost/tx

     DTC advertisement is generating word of mouth for XTRAC through ‘Shares’ and ‘Comments’  11

 XTRAC helps patients Live Clear, Live Free…    https://youtu.be/GdMBliZYy70  12

 International Market: Installed Base     Major Markets – China, Japan, Saudi Arabia, South KoreaInsurance covered in most marketsUsage/device higher than domestic market – untapped potential in U.S.1,300 OUS devices sold and in servicePlacement Recurring revenue model agreement executed for South Korea July 2019  Strategic Growth Target  13

 XTRAC adds (delegated) recurring revenue driver for its partners  CPT CODE  Description  2018 National AverageMedicare Payment Rate  96920  Laser treatment for inflammatory skin diseases, (psoriasis); total area less than 250 sq cm  $168.12   96921  Laser treatment for inflammatory skin diseases, (psoriasis); total area between 250 – 500 sq cm  $184.32   96922  Laser treatment for inflammatory skin diseases, (psoriasis); total area greater than 500 sq cm  $250.92   Number of Treatments / Weeks  20  30  # of Weeks / Year  48  48  Total # of Treatments / Year  960  1,440  Average Revenue Per Treatment   $186    $186   Physician Gross Revenue (Annual)  $178,485   $267,728   Treatment  Patient Type  Reimbursement Details  Annual Revenue per Patient  Can be delegated**  XTRAC  Mild / moderate / severe  CPT Code 96920-96922 ($168-$251) average $186; 16 tx/course (2/yr) and Office Visit -$70 (2/Yr)  $6,092    Phototherapy*  Moderate / severe  Office visit - $70 (2/yr)  $140  X  Biologics  Moderate / severe  Office visit - $70 (6/yr)  $420  X  Systemics  Moderate / severe  Office visit - $70 (3/yr)  $210  X  Topicals  Mild / moderate  Office visit - $70 (3/yr)  $210  X  *Phototherapy Center Revenue – CPT Code 96910 $40 per tx; 30 tx/course (2/yr) - $2,400**Subjected to state legislation  14

 Domestic Market: Installed Base – sales and service engine  Overview  764 Partner XTRAC clinics  150+ sold XTRAC  4 Regions  24 Sales Territories  15 Field Service Techs  In-house call center to qualify leadsOnly one competitor in U.S.  15  Territories color coded

 Financial Metrics – recurring revenue and margin growth  16  Note: all quarterly numbers are unaudited

 Install Base Growth Drivers   17  1,608 clinics owned by 58 roll-up groups164 (10.2%) of which are XTRAC partnersStrata signs strategic expansion agreements with major groups  Expansion into roll-up groups  Comebacks  300-400 Clinics own Excimer lasers Conversion to an XTRAC partner clinic = immediate revenue15 Comebacks in 2018 (compared to 4 in 2017)10 Comebacks in first half 2019  764  1,608  164

 Recent Financial Highlights  Q2 2019Q1 2019  18  Total Revenue  $7.4 million  +15% versus Q1 2018  Recurring XTRAC Revenue  $5.3 million  +17% versus Q1 2018  Gross Margin  62%  +13% versus Q1 2018  Recurring XTRAC Margin  66%  +9% versus Q1 2018  Cash and Cash Equivalents  $16.4 million    Total Revenue  $8.2 million  +9% versus Q2 2018  Recurring XTRAC Revenue  $6.0 million  +16% versus Q2 2018  Gross Margin  64%  +11% versus Q2 2018  Recurring XTRAC Margin  72%  +9% versus Q2 2018  Cash and Cash Equivalents  $15.9 million

 Financial Profile Shares and Share Equivalents – Market cap*- $91M  (As of July 29, 2019)  * On an as converted basis of the convertible preferred stock** Does not include 750K warrants with a weighted average exercise price of $4.12 as of July 30, 2019 of which 600K expire by June 2020** Does not include 4.0M options with a weighted average exercise price of $1.78  Common stock outstanding   32.9M   Series C preferred shares*    0.7M       Total**   33.6M  19

 STRATA Investment Highlights     20  A Win-Win-Win CompanyFor patients – safest, most effective, no side effectsFor clinics – stable increased revenue baseFor Payers – the least expensive treatment availableExcimer Laser Technology for Dermatology IndicationsPsoriasis, Vitiligo, Atopic Dermatitis and LeukodermaLarge Market Opportunity 35 Million lives – $6 Billion annual revenueTreatment modality use growing > 25% per yearReimbursement - 3 unique CPT codes 25% target clinic penetrationUnique and Proven Business ModelBest in class XTRAC® and VTRAC ® Excimer Laser technologiesDomestic recurring revenue driven by DTCOUS recurring revenue OUS - Announced July 2019Providing “business in a box” for dermatology practicesGrowing Install base – low hanging fruit  DTC – Direct To Consumer awareness and advertising

 August 2019  Investor Presentation  Driving Value to Dermatology Partners  Matching Patients with Clinics  21

 Appendix  22

 Multicenter Psoriasis Study1    Scalp Study3     124 patients were enrolled and 80 completed the protocol. 72% achieved at least 75% clearing in an average of 6.2 treatments. 84% of patients reached improvement of 75% or better after 10 or fewer treatments. 50% of patients reached improvement of 90% or better after 10 or fewer treatments. Common side effects included erythema, blisters, hyperpigmentation, and erosions, but were well tolerated.  All patients improved. 17/35 (49%) of patients cleared>95% (mean: 21 treatments; range: 6-52) and 16/35 (45%) cleared 50-95%. Conclusion - The excimer laser is a successful approach to treatment of psoriasis of the scalp being a simple treatment that can be performed in a short period of time and which has a high rate of effectiveness.  Sample studies from 150+ clinical studies  Vitiligo Study2    Out of 221 vitiligo patches treated, 50.6% showed 75% pigmentation or more, 25.5% achieved 100% pigmentation of their patches, and 64.3% showed 50% pigmentation or more. Lesions on the face responded better than lesions elsewhere. Conclusion: The 308-nm xenon chloride excimer laser is an effective and safe modality for the treatment of vitiligo, with good results achieved in a relatively short duration of time.  Pediatric Study4    4 children with a mean age of 11.0 years and 12 adults with a mean age of 48.8 years completed the protocol. Both the children and the adult groups yielded a significant decrease in psoriatic severity scores of their respective target lesions. The children’s group had a greater reduction (91.3% reduction) as compared to the adult treatment group (61.6% reduction).   1Multicenter Psoriasis Study - Feldman SR, Mellen BG, Housman TS, Fitzpatrick RE, Geronemus RG, Friedman PM, Vasily DB, Morison WL. Efficacy of the 308-nm excimer laser for treatment of psoriasis: Results of a multicenter study. J Am Acad of Dermatol; vol. 46, no. 6, June 2002, pp. 900-906 2Vitiligo Study - Suhail Hadi, Patricia Tinio, Khalid Al-Ghaithi, Haitham Al-Qari, Mohammad Al-Helalat, Mark Lebwohl, and James Spencer. Photomedicine and Laser Surgery. Treatment of Vitiligo Using the 308-nm Excimer Laser. Jun 2006.ahead of printhttp://doi.org/10.1089/pho.2006.24.3543Scalp Study - Morison WL, Atkinson DF and Werthman L. Effective treatment of scalp psoriasis using the excimer (308nm) laser. Photodermatol Photoimmunol Photomed 2006; 22: 181-1834Pediatric Study - Pahlajani N, Katz BJ, Lonzano AM, Murphy F and Gottlieb A. Comparison of the Efficacy and Safety of the 308nm Excimer laser for the Treatment of Localized Psoriasis in Adults and in Children: A Pilot Study. Pediatric Dermatology Vol. 22 No. 2, March/April 2005, pp. 161-165Induration Protocol Study - Taneja A, Trehan M, Taylor C. 308-nm Excimer Laser for the Treatment of Psoriasis – Induration-Based Dosimetry. Arch Dermatol, Vol. 139, June 2003, pp. 759-764High Dose Protocol Study - Michael Abrouk,1 Ethan Levin,2 Merrick Brodsky,1 Jessica R Gandy,1 Mio Nakamura,2 Tian Hao Zhu,3 Benjamin Farahnik,4 John Koo,2 and Tina Bhutani2 Excimer laser for the treatment of psoriasis: safety, efficacy, and patient acceptability. Published online 2016 Dec 12. doi: 10.2147/PTT.S105047  23

 Maximizing Dermatologist Partner Clinical Revenue  Data collected directly from the lasers demonstrates the importance of following treatment guidelines   Revenue = # of lasers x # of treatments/pt x # patients x cost/tx x recurrence factor  24

 Proven Turnaround Strategy – Install Base and Utilization Growth  STRATA bought XTRAC business from PhotoMedex in 2015  25  Note the numbers prior to Jan 1, 2018 do not reflect adjustments for the adoption of ASC 606  Q2 ’19 average revenue – 13% growth over Q2‘18

 DTC – The Driver for Recurring Revenue Growth  26   Q2 ’19 qtr. revenue - 15% growth over Q2 ‘18  STRATA bought XTRAC business from PhotoMedex in 2015  Note the numbers prior to Jan 1, 2018 do not reflect adjustments for the adoption of ASC 606